CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS SECOND QUARTER AND FIRST HALF 2009 RESULTS

SECOND QUARTER
- Net Revenues of $186.2 million -
- EBITDA of $29.7 million -

SIX MONTHS
- Net Revenues of $327.4 million -
- EBITDA of $45.1 million -

HAMILTON, BERMUDA, July 29, 2009 – Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three months and six months ended June 30, 2009.

Net revenues for the second quarter of 2009 were $186.2 million, a decrease of 38.9% compared to the second quarter of 2008. Operating income for the quarter decreased $87.0 million to $11.7 million. Net income from continuing operations decreased $43.4 million to $22.1 million, and fully diluted income per share decreased by $1.01 to $0.47.

Net revenues for the six months ended June 30, 2009 were $327.4 million, a decrease of 38.0% compared to the first half of 2008. Operating income for the first half decreased $217.0 million to a loss of $(72.8) million. Net income from continuing operations decreased $105.8 million to a loss of $(24.6) million, and fully diluted income per share decreased by $2.25 to a loss of $(0.43).

Adrian Sarbu, President and Chief Executive Officer of CME, commented: “Advertising markets have reset to a level around that of 2007. This has been a painful process for us and our shareholders. The strength of our brands and businesses has been demonstrated throughout this crisis by our improved audience share and market share in all our core operations. We are now looking forward to recovery.”

- continued -

Results for the Three Months Ended June 30, 2009

Net revenues for the three months ended June 30, 2009 decreased by 38.9% to $186.2 million from $304.8 million for the three months ended June 30, 2008.  Operating income for the quarter was $11.7 million compared to $98.7 million for the three months ended June 30, 2008.  Net income attributable to the shareholders of CME for the quarter was $24.1 million compared to $63.5 million for the three months ended June 30, 2008.  Fully diluted income per share for the three months ended June 30, 2009 decreased $1.01 to $0.47.

EBITDA1 for the three months ended June 30, 2009 decreased to $29.7 million from $120.1 million in the three months ended June 30, 2008. EBITDA margin for the three months ended June 30, 2009 was 16% compared to 39% in the three months ended June 30, 2008.

Headline results for the three months ended June 30, 2009 and 2008 were:

	RESULTS (Unaudited)
	For the Three Months Ended June 30, 2009 (US $000’s)
	2009	2008	$ change	% change
Net revenues	$186,185	$304,809	$(118,624)	(39)%
EBITDA	$29,665	$120,096	$(90,431)	(75)%
Operating income	$11,703	$98,744	$(87,041)	(88)%
Net income attributable to CME Ltd.	$24,081	$63,466	$(39,385)	(62)%
Fully diluted income per share	$0.47	$1.48	$(1.01)	(68)%

Results for the Six Months Ended June 30, 2009

Net revenues for the six months ended June 30, 2009 decreased by 38.0% to $327.4 million from $527.8 million for the six months ended June 30, 2008.  Operating loss for the period was $72.8 million compared to income of $144.2 million for the six months ended June 30, 2008.  Net loss attributable to the shareholders of CME for the period was $20.4 million compared to net income of $77.9 million for the six months ended June 30, 2008.  Fully diluted loss per share for the six months ended June 30, 2009 was $0.43, a decrease of $2.25 compared to the six months ended June 30, 2008.

EBITDA for the six months ended June 30, 2009 decreased to $45.1 million from $185.6 million in the six months ended June 30, 2008. EBITDA margin for the six months ended June 30, 2009 was 14% compared to 35% in the six months ended June 30, 2008.

Headline results for the six months ended June 30, 2009 and 2008 were:

_________________________________
1 EBITDA is defined in ‘Segment Data’ below, and includes corporate operating costs and stock-based compensation.    We define EBITDA margin as EBITDA expressed as a percentage of Net Revenues.

	RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000’s)
	2009	2008	$ change	% change
Net revenues	$327,406	$527,832	$(200,426)	(38)%
EBITDA	$45,131	$185,564	$(140,433)	(76)%
Operating (loss) / income	$(72,779)	$144,217	$(216,996)	(150	) %
Net (loss) / income attributable to CME Ltd.	$(20,357)	$77,911	$(98,268)	(126	) %
Fully diluted (loss) / income per share	$(0.43)	$1.82	$(2.25)	(123	) %

Segment Results

We evaluate the performance of our operations based on Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

Our Net Revenues, Consolidated EBITDA and EBITDA margin for the three months ended June 30, 2009 and 2008 were:

	SEGMENT RESULTS (Unaudited)
	For the Three Months Ended June 30, (US $000's)
	2009	2008	$ change	% change
Net Revenues – broadcast operations	$183,766	$302,029	$(118,263)	(39)%
Net Revenues – non-broadcast operations	2,419	2,780	(361)	(13)%
Net Revenues	$186,185	$304,809	$(118,624)	(39)%
EBITDA – broadcast operations	$43,623	$135,481	$(91,858)	(68)%
EBITDA – non-broadcast operations	(1,150)	(1,892)	742	39%
EBITDA – Corporate	(12,808)	(13,493)	685	5%
Consolidated EBITDA	$29,665	$120,096	$(90,431)	(75)%
EBITDA Margin	16%	39%

Our Net Revenues, Consolidated EBITDA and EBITDA margin for the six months ended June 30, 2009 and 2008 were:

	SEGMENT RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000's)
	2009	2008	$ change	% change
Net Revenues – broadcast operations	$323,199	$523,079	$(199,880)	(38)%
Net Revenues – non-broadcast operations	4,207	4,753	(546)	(11)%
Net Revenues	$327,406	$527,832	$(200,426)	(38)%
EBITDA – broadcast operations	$65,234	212,233	$(146,999)	(69)%
EBITDA – non-broadcast operations	(3,036)	(3,370)	334	10%
EBITDA – Corporate	(17,067)	(23,299)	6,232	27%
Consolidated EBITDA	$45,131	$185,564	$(140,433)	(76)%
EBITDA Margin	14%	35%

CME will host a teleconference to discuss its second quarter results on Wednesday, July 29, 2009 at 9:00 a.m. New York time (2:00 p.m. London time and 3:00 p.m. Prague time). The teleconference will refer to presentation slides, which will be available on CME’s website at www.cetv-net.com prior to the call.

To access the teleconference, U.S. and international callers may dial +1 785-424-1055 ten minutes prior to the start time and reference conference ID 7CETVQ2.  The conference call will be broadcast live via www.cetv-net.com.

The webcast will be archived on www.cetv-net.com for two weeks. A digital audio replay in mp3 format will also be archived on the Company’s website at www.cetv-net.com for two weeks following the call.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.  Important factors that contribute to such risks include, but are not limited to, the effect of the credit crisis and economic downturn in our markets as well as in the United States and Western Europe; decreases in television advertising spending and the rate of development of the advertising markets in the countries in which we operate; the impact of any additional investments we make in our Bulgaria, Croatia and Ukraine operations; our effectiveness in implementing our strategic plan for our Ukraine operations or our Bulgaria operations; our ability to make future investments in television broadcast operations; our ability to develop and  implement strategies regarding sales and multi-channel distribution; changes in the political and regulatory environments where we operate and application of relevant laws and regulations; the timely renewal of broadcasting licenses and our ability to obtain additional frequencies and licenses; and our ability to acquire necessary programming and attract audiences.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on July 29, 2009.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the three months ended June 30, 2009, filed with the Securities and Exchange Commission on July 29, 2009, and our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 25, 2009.

We make available, free of charge, on our website at www.cetv-net.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a broadcasting company operating leading networks in seven Central and Eastern European countries with an aggregate population of approximately 97 million people. The company’s television stations are located in Bulgaria (PRO.BG and RING.BG), Croatia (Nova TV), Czech Republic (TV Nova, Nova Cinema and Nova Sport), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, Sport.ro and MTV Romania), Slovakia (TV Markíza and Nova Sport), Slovenia (POP TV and Kanal A) and Ukraine (Studio 1+1, Studio 1+1 International and Kino). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cetv-net.com or contact:

Romana Tomasová,
Vice President - Corporate Communications,
Central European Media Enterprises
+420 242 465 525
romana.tomasova@cme-net.com

 CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Three Months Ended June 30,
	2009	2008
Net revenues	$186,185	$304,809
Operating costs	31,556	36,759
Cost of programming	95,893	116,917
Depreciation of station property, plant and equipment	12,841	12,942
Amortization of broadcast licenses and other intangibles	4,833	8,194
Cost of revenues	145,123	174,812
Selling, general and administrative expenses (including non-cash stock based compensation of $1.5 million and $2.0 million in the six months ended June 30, 2009 and 2008, respectively)	29,359	31,253
Impairment charge	-	-
Operating income	11,703	98,744
Interest expense, net	(21,560)	(18,571)
Foreign currency exchange gain, net	45,411	6,882
Change in fair value of derivatives	(7,315)	(13,281)
Other income	247	668
Income from continuing operations before tax	28,486	74,442
Provision for Income taxes	(6,380)	(8,923)
Income from continuing operations	22,106	65,519
Discontinued operations, net of tax	-	(758)
Net income	22,106	64,761
Net (income) attributable to noncontrolling interests	1,975	(1,295)
Net income attributable to CME Ltd.	24,081	$63,466

PER SHARE DATA:
Net income / (loss) per share
Continuing operations - Basic	$0.47	$1.52
Continuing operations - Diluted	0.47	1.50
Discontinued operations – Basic	0.00	(0.02)
Discontinued operations - Diluted	0.00	(0.02)
Net income attributable to CME Ltd common shareholders – Basic	0.47	1.50
Net income attributable to CME Ltd common shareholders – Diluted	$0.47	$1.48

Weighted average common shares used in computing per share amounts (000s):
Basic	51,524	42,322
Diluted	51,566	42,836

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Six Months Ended June 30,
	2009	2008
Net revenues	$327,406	$527,832
Operating costs	60,949	69,774
Cost of programming	170,815	211,004
Depreciation of station property, plant and equipment	24,457	25,056
Amortization of broadcast licenses and other intangibles	10,934	15,864
Cost of revenues	267,155	321,698
Selling, general and administrative expenses (including non-cash stock based compensation of $3.0 million and $3.8 million in the three months ended June 30, 2009 and 2008, respectively)	51,187	61,917
Impairment charge	81,843	-
Operating (loss) / income	(72,779)	144,217
Interest expense, net	(42,244)	(31,620)
Foreign currency exchange gain / (loss), net	84,675	(10,546)
Change in fair value of derivatives	(1,185)	(23,539)
Other income	346	1,319
(Loss) / income from continuing operations before tax	(31,187)	79,831
Income tax credit	6,615	1,360
(Loss) / income from continuing operations	(24,572)	81,191
Discontinued operations, net of tax	(262)	(1,508)
Net (loss)/ income	(24,834)	79,683
Net loss / (income) attributable to noncontrolling interests	4,477	(1,772)
Net (loss) / income attributable to CME Ltd.	$(20,357)	$77,911

PER SHARE DATA:
Net income / (loss) per share
Continuing operations - Basic	$(0.43)	$1.88
Continuing operations - Diluted	(0.43)	1.86
Discontinued operations – Basic	0.00	(0.04)
Discontinued operations - Diluted	0.00	(0.04)
Net (loss) / income attributable to CME Ltd common shareholders – Basic	(0.43)	1.84
Net (loss) / income attributable to CME Ltd common shareholders – Diluted	$(0.43)	$1.82

Weighted average common shares used in computing per share amounts (000s):
Basic	46,956	42,319
Diluted	46,956	42,784

Segment Data

We manage our business on a geographic basis, and review the performance of each segment using data that reflects 100% of operating and license company results. Our segments are comprised of Bulgaria, Croatia, the Czech Republic, Romania, the Slovak Republic, Slovenia and Ukraine.  We evaluate the performance of our segments based on Net Revenues and EBITDA, which is also used as a component in determining management bonuses.

EBITDA is determined as net income / (loss), which includes costs for program rights amortization costs, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in EBITDA, include foreign currency exchange gains and losses; changes in the fair value of derivatives; and certain unusual or infrequent items (e.g., impairments of assets or investments).

Below are tables showing each of our Net Revenues, EBITDA, Depreciation, Amortization and Impairment and Operating income / (loss) by operation for the three months and the six months ended June 30, 2009 and 2008:

(US $000'S)	For the Three Months Ended June 30		For the Six Months Ended June 30
	2009	2008	2009	2008
Net Revenues (1)
Bulgaria (2)	$881	$-	$1,477	$-
Croatia	14,126	18,094	24,329	29,628
Czech Republic	71,551	112,570	127,678	198,128
Romania	48,845	79,842	84,534	137,838
Slovak Republic	28,229	37,097	48,800	63,331
Slovenia	19,335	26,210	32,469	44,161
Ukraine	3,218	30,996	8,119	54,746
Total Operating Segments	$186,185	$304,809	$327,406	$527,832
Corporate	-	-	-	-
Total	$186,185	$304,809	$327,406	$527,832

EBITDA
Bulgaria (2)	$(10,626)	$-	$(17,356)	$-
Croatia	2,303	1,683	2,260	(1,047)
Czech Republic	38,541	71,204	63,434	115,049
Romania	15,411	38,293	22,558	61,669
Slovak Republic	5,655	13,974	9,383	23,111
Slovenia	7,275	10,866	10,285	15,206
Ukraine	(16,086)	(2,431)	(28,366)	(5,125)
Total Operating Segments	$42,473	$133,589	$62,198	$208,863
Corporate	(12,808)	(13,493)	(17,067)	(23,299)
Total	$29,665	$120,096	$45,131	$185,564

(1) All net revenues are derived from external customers.  There are no inter-segmental revenues.
(2) We acquired our Bulgaria operations on August 1, 2008.

(US $000'S)	For the Three Months Ended June 30		For the Six Months Ended June 30
	2009	2008	2009	2008
Depreciation, Amortization and Impairment
Bulgaria (1)	$625	$-	$84,548	$-
Croatia	1,365	1,696	2,434	3,106
Czech Republic	6,683	10,416	12,792	20,562
Romania	3,500	3,826	6,842	7,367
Slovak Republic	3,032	2,879	5,805	5,455
Slovenia	1,502	1,512	2,928	2,795
Ukraine	967	807	1,885	1,635
Total Operating Segments	$17,674	$21,136	$117,234	$40,920
Corporate	288	216	676	427
Total	$17,962	$21,352	$117,910	$41,347

Operating income / (loss)
Bulgaria (1)	$(11,251)	$-	$(101,904)	$-
Croatia	938	(13)	(174)	(4,153)
Czech Republic	31,858	60,788	50,642	94,487
Romania	11,911	34,467	15,716	54,302
Slovak Republic	2,623	11,095	3,578	17,656
Slovenia	5,773	9,354	7,357	12,411
Ukraine	(17,053)	(3,238)	(30,251)	(6,760)
Total Operating Segments	$24,799	$112,453	$(55,036)	$167,943
Corporate	(13,096)	(13,709)	(17,743)	(23,726)
Total	$11,703	$98,744	$(72,779)	$144,217

(1) We acquired our Bulgaria operations on August 1, 2008.